Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FOURTH-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., January 30, 2024 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter ended December 31, 2023.
For the three months ended December 31, 2023, net income was $87 million, or $0.83 per share, on revenues of $1.473 billion. For the three months ended December 31, 2022, net income was $148 million, or $1.37 per share, on revenues of $1.727 billion.
For the year ended December 31, 2023, net income was $411 million, or $3.88 per share, on revenues of $6.393 billion. For the year ended December 31, 2022, net income was $658 million, or $6.03 per share, on revenues of $7.238 billion.

“We delivered above-consensus top- and bottom-line results for the fourth quarter, with Protiviti leading the way. Global labor demand continues to be resilient, and talent shortages persist, although both are modestly below their peaks. We are encouraged that our improving weekly revenue trends that began in the third quarter and continued into the fourth quarter are approaching a positive inflection point,” said M. Keith Waddell, president and chief executive officer at Robert Half. “We enter 2024 confident in our ability to navigate the current climate and optimistic about our growth prospects, built on our industry-leading brand, people, technology and unique business model that includes both professional staffing and business consulting services.

“We’d like to thank our people across the globe, whose commitment to success made possible a number of new accolades in 2023. Fourth-quarter recognition included being named one of the Best Workplaces for Parents™ by Great Place to Work®, one of America’s Most Responsible Companies by Newsweek, and a Best-Managed Company of 2023 by The Wall Street Journal,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 4929633.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EST on January 30 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ42023. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects people with meaningful work and provides companies with the talent and subject matter expertise they need to confidently compete and grow. Robert Half is the parent company of Protiviti®, a global consulting firm that provides internal audit, risk, business and technology consulting solutions. Robert Half, including Protiviti, has been named one of the Fortune® Most Admired Companies™ and 100 Best Companies to Work For.
Robert Half talent solutions and consulting operations has operations in over 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “anticipate,” or variations or negatives thereof, or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s ESG and compliance programs, including targets or goals, may not be considered material for SEC reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks and, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Such risks and uncertainties could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result, suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)

Service revenues	$1,472,892	$1,727,026	$6,392,517	$7,238,142
Costs of services	888,728	1,007,979	3,817,513	4,144,093

Gross margin	584,164	719,047	2,575,004	3,094,049

Selling, general and administrative expenses	516,666	545,129	2,107,531	2,117,296
(Income) loss from investments held in employee deferred compensation trusts	(46,657)	(24,819)	(88,020)	86,139
Amortization of intangible assets	721	417	2,883	1,667
Interest income, net	(6,697)	(4,778)	(23,973)	(8,008)
Income before income taxes	120,131	203,098	576,583	896,955
Provision for income taxes	32,827	55,445	165,437	239,036

Net income	$87,304	$147,653	$411,146	$657,919

Diluted net income per share	$0.83	$1.37	$3.88	$6.03

Weighted average shares:
Basic	104,286	106,980	105,530	108,214
Diluted	104,960	107,808	106,074	109,171

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$635,281	$767,354	$2,811,093	$3,185,183
Administrative and customer support	189,471	233,056	816,409	1,042,634
Technology	163,724	209,009	710,156	857,261
Elimination of intersegment revenues (1)	(101,098)	(137,738)	(442,326)	(552,231)
Total contract talent solutions	887,378	1,071,681	3,895,332	4,532,847
Permanent placement talent solutions	121,564	155,948	567,486	725,155
Protiviti	463,950	499,397	1,929,699	1,980,140
Total service revenues	$1,472,892	$1,727,026	$6,392,517	$7,238,142
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended December 31,				Year Ended December 31,
	2023		2022		2023		2022
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$50,878	5.7%	$105,420	9.8%	$292,815	7.5%	$492,281	10.9%
Permanent placement talent solutions	$10,392	8.5%	$21,365	13.7%	$75,004	13.2%	$127,622	17.6%
Protiviti	$52,885	11.4%	$71,952	14.4%	$187,674	9.7%	$270,711	13.7%

	December 31,
	2023	2022
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$731,740	$658,626
Accounts receivable, net	$860,872	$1,018,287
Total assets	$3,010,789	$2,964,488
Total current liabilities	$1,235,111	$1,216,202
Total stockholders’ equity	$1,588,351	$1,568,558

	Year Ended December 31,
	2023	2022
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$51,364	$47,398
Capitalized cloud computing implementation costs	$34,895	$40,357
Capital expenditures	$45,874	$61,120
Open market repurchases of common stock (shares)	3,047	3,319

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Gross Margin
Contract talent solutions	$351,893	$427,736	$351,893	$427,736	39.7%	39.9%	39.7%	39.9%	$1,549,312	$1,804,029	$1,549,312	$1,804,029	39.8%	39.8%	39.8%	39.8%
Permanent placement talent solutions	121,330	155,559	121,330	155,559	99.8%	99.8%	99.8%	99.8%	566,381	723,706	566,381	723,706	99.8%	99.8%	99.8%	99.8%
Total talent solutions	473,223	583,295	473,223	583,295	46.9%	47.5%	46.9%	47.5%	2,115,693	2,527,735	2,115,693	2,527,735	47.4%	48.1%	47.4%	48.1%
Protiviti	110,941	135,752	119,951	139,862	23.9%	27.2%	25.9%	28.0%	459,311	566,314	475,572	552,465	23.8%	28.6%	24.6%	27.9%
Total	$584,164	$719,047	$593,174	$723,157	39.7%	41.6%	40.3%	41.9%	$2,575,004	$3,094,049	$2,591,265	$3,080,200	40.3%	42.7%	40.5%	42.6%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended December 31, 2023 and 2022:

	Three Months Ended December 31, 2023										Three Months Ended December 31, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$351,893	39.7%	$121,330	99.8%	$473,223	46.9%	$110,941	23.9%	$584,164	39.7%	$427,736	39.9%	$155,559	99.8%	$583,295	47.5%	$135,752	27.2%	$719,047	41.6%
Adjustments (1)		—		—	—	—	9,010	2.0%	9,010	0.6%	—	—	—	—	—	—	4,110	0.8%	4,110	0.3%
As Adjusted	$351,893	39.7%	$121,330	99.8%	$473,223	46.9%	$119,951	25.9%	$593,174	40.3%	$427,736	39.9%	$155,559	99.8%	$583,295	47.5%	$139,862	28.0%	$723,157	41.9%

The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023										Year Ended December 31, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,549,312	39.8%	$566,381	99.8%	$2,115,693	47.4%	$459,311	23.8%	$2,575,004	40.3%	$1,804,029	39.8%	$723,706	99.8%	$2,527,735	48.1%	$566,314	28.6%	$3,094,049	42.7%
Adjustments (1)	—	—	—	—	—	—	16,261	0.8%	16,261	0.2%	—	—	—	—	—	—	(13,849)	(0.7%)	(13,849)	(0.1%)
As Adjusted	$1,549,312	39.8%	$566,381	99.8%	$2,115,693	47.4%	$475,572	24.6%	$2,591,265	40.5%	$1,804,029	39.8%	$723,706	99.8%	$2,527,735	48.1%	$552,465	27.9%	$3,080,200	42.6%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Selling, General and Administrative Expenses
Contract talent solutions	$334,785	$340,492	$301,015	$322,316	37.7%	31.8%	33.9%	30.1%	$1,320,752	$1,248,378	$1,256,497	$1,311,748	33.9%	27.5%	32.3%	28.9%
Permanent placement talent solutions	114,815	136,727	110,938	134,194	94.4%	87.7%	91.3%	86.1%	498,881	587,164	491,377	596,084	87.9%	81.0%	86.6%	82.2%
Total talent solutions	449,600	477,219	411,953	456,510	44.6%	38.9%	40.8%	37.2%	1,819,633	1,835,542	1,747,874	1,907,832	40.8%	34.9%	39.2%	36.3%
Protiviti	67,066	67,910	67,066	67,910	14.5%	13.6%	14.5%	13.6%	287,898	281,754	287,898	281,754	14.9%	14.2%	14.9%	14.2%
Total	$516,666	$545,129	$479,019	$524,420	35.1%	31.6%	32.5%	30.4%	$2,107,531	$2,117,296	$2,035,772	$2,189,586	33.0%	29.3%	31.8%	30.3%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended December 31, 2023 and 2022:

	Three Months Ended December 31, 2023										Three Months Ended December 31, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$334,785	37.7%	$114,815	94.4%	$449,600	44.6%	$67,066	14.5%	$516,666	35.1%	$340,492	31.8%	$136,727	87.7%	$477,219	38.9%	$67,910	13.6%	$545,129	31.6%
Adjustments (1)	(33,770)	(3.8%)	(3,877)	(3.1%)	(37,647)	(3.8%)	—	—	(37,647)	(2.6%)	(18,176)	(1.7%)	(2,533)	(1.6%)	(20,709)	(1.7%)	—	—	(20,709)	(1.2%)
As Adjusted	$301,015	33.9%	$110,938	91.3%	$411,953	40.8%	$67,066	14.5%	$479,019	32.5%	$322,316	30.1%	$134,194	86.1%	$456,510	37.2%	$67,910	13.6%	$524,420	30.4%

The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023										Year Ended December 31, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$1,320,752	33.9%	$498,881	87.9%	$1,819,633	40.8%	$287,898	14.9%	$2,107,531	33.0%	$1,248,378	27.5%	$587,164	81.0%	$1,835,542	34.9%	$281,754	14.2%	$2,117,296	29.3%
Adjustments (1)	(64,255)	(1.6%)	(7,504)	(1.3%)	(71,759)	(1.6)%	—	—	(71,759)	(1.2%)	63,370	1.4%	8,920	1.2%	72,290	1.4%	—	—	72,290	1.0%
As Adjusted	$1,256,497	32.3%	$491,377	86.6%	$1,747,874	39.2%	$287,898	14.9%	$2,035,772	31.8%	$1,311,748	28.9%	$596,084	82.2%	$1,907,832	36.3%	$281,754	14.2%	$2,189,586	30.3%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three months and years ended December 31, 2023 and 2022:

	Three Months Ended December 31,				Year Ended December 31,
	2023		2022		2023		2022
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Income before income taxes	$120,131	8.2%	$203,098	11.8%	$576,583	9.0%	$896,955	12.4%
Interest income, net	(6,697)	(0.4%)	(4,778)	(0.3%)	(23,973)	(0.3%)	(8,008)	(0.1%)
Amortization of intangible assets	721	0.0%	417	0.0%	2,883	0.0%	1,667	0.0%
Combined segment income	$114,155	7.8%	$198,737	11.5%	$555,493	8.7%	$890,614	12.3%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2022		2023				2022		2023
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Finance and accounting	9.9	-0.1	-3.0	-11.0	-16.0	-17.2	12.8	2.9	-3.1	-10.8	-15.2	-17.8
Administrative and customer support	-10.3	-21.2	-23.0	-23.0	-21.5	-18.7	-7.8	-18.8	-23.2	-23.0	-21.2	-19.4
Technology	0.6	-2.1	-9.0	-16.7	-21.3	-21.7	2.5	0.5	-9.3	-16.2	-20.0	-21.8
Elimination of intersegment revenues (1)	-23.1	-14.5	-12.8	-16.5	-24.2	-26.6	-20.8	-11.5	-12.7	-16.5	-23.8	-27.2
Total contract talent solutions	8.1	-4.0	-7.8	-14.3	-17.3	-17.2	10.7	-1.2	-8.0	-14.0	-16.4	-17.7
Permanent placement talent solutions	16.5	-1.4	-16.1	-25.4	-23.3	-22.0	20.3	2.4	-15.8	-25.0	-22.5	-22.6
Total talent solutions	9.2	-3.7	-9.0	-15.9	-18.1	-17.8	12.0	-0.8	-9.1	-15.6	-17.3	-18.3
Protiviti	2.0	0.8	4.6	-1.2	-6.0	-7.1	4.8	4.0	4.4	-1.0	-4.9	-7.5
Total	7.1	-2.4	-5.4	-12.0	-14.7	-14.7	9.9	0.6	-5.6	-11.7	-13.8	-15.2

United States
Contract talent solutions	11.3	-3.4	-8.6	-16.0	-20.7	-20.5	11.3	-2.9	-9.9	-15.9	-19.2	-20.3
Permanent placement talent solutions	22.4	1.4	-16.9	-26.2	-26.9	-22.6	22.4	1.9	-18.1	-26.1	-25.5	-22.5
Total talent solutions	12.6	-2.9	-9.7	-17.4	-21.5	-20.7	12.6	-2.4	-11.0	-17.2	-20.0	-20.6
Protiviti	4.1	3.6	7.5	-2.4	-7.4	-7.3	4.1	4.1	5.9	-2.3	-5.6	-7.2
Total	10.0	-1.1	-5.2	-13.3	-17.5	-16.8	10.0	-0.6	-6.6	-13.2	-15.9	-16.7

International
Contract talent solutions	-3.2	-6.3	-4.7	-7.6	-3.1	-4.4	8.7	5.3	-1.2	-6.2	-4.9	-7.5
Permanent placement talent solutions	2.9	-7.5	-14.0	-23.4	-13.0	-20.6	15.4	4.3	-10.5	-21.9	-14.2	-22.8
Total talent solutions	-2.2	-6.5	-6.4	-10.6	-4.8	-7.2	9.8	5.2	-2.9	-9.2	-6.6	-10.1
Protiviti	-6.3	-9.2	-5.7	3.3	0.3	-6.1	7.3	3.7	-1.5	4.2	-1.5	-8.9
Total	-3.3	-7.3	-6.2	-7.0	-3.5	-6.9	9.1	4.8	-2.5	-5.8	-5.3	-9.8
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Finance and accounting
As Reported	9.9	-0.1	-3.0	-11.0	-16.0	-17.2
Billing Days Impact	0.2	0.8	-1.3	0.1	1.6	0.1
Currency Impact	2.7	2.2	1.2	0.1	-0.8	-0.7
As Adjusted	12.8	2.9	-3.1	-10.8	-15.2	-17.8

Administrative and customer support
As Reported	-10.3	-21.2	-23.0	-23.0	-21.5	-18.7
Billing Days Impact	0.1	0.7	-1.1	0.1	1.4	0.2
Currency Impact	2.4	1.7	0.9	-0.1	-1.1	-0.9
As Adjusted	-7.8	-18.8	-23.2	-23.0	-21.2	-19.4

Technology
As Reported	0.6	-2.1	-9.0	-16.7	-21.3	-21.7
Billing Days Impact	0.1	0.9	-1.3	0.1	1.5	0.1
Currency Impact	1.8	1.7	1.0	0.4	-0.2	-0.2
As Adjusted	2.5	0.5	-9.3	-16.2	-20.0	-21.8

Elimination of intersegment revenues
As Reported	-23.1	-14.5	-12.8	-16.5	-24.2	-26.6
Billing Days Impact	0.2	0.8	-1.3	0.1	1.4	0.1
Currency Impact	2.1	2.2	1.4	-0.1	-1.0	-0.7
As Adjusted	-20.8	-11.5	-12.7	-16.5	-23.8	-27.2

Total contract talent solutions
As Reported	8.1	-4.0	-7.8	-14.3	-17.3	-17.2
Billing Days Impact	0.1	0.8	-1.3	0.1	1.6	0.2
Currency Impact	2.5	2.0	1.1	0.2	-0.7	-0.7
As Adjusted	10.7	-1.2	-8.0	-14.0	-16.4	-17.7

Permanent placement talent solutions
As Reported	16.5	-1.4	-16.1	-25.4	-23.3	-22.0
Billing Days Impact	0.2	0.8	-1.1	0.1	1.5	0.1
Currency Impact	3.6	3.0	1.4	0.3	-0.7	-0.7
As Adjusted	20.3	2.4	-15.8	-25.0	-22.5	-22.6

Total talent solutions
As Reported	9.2	-3.7	-9.0	-15.9	-18.1	-17.8
Billing Days Impact	0.1	0.8	-1.2	0.1	1.5	0.2
Currency Impact	2.7	2.1	1.1	0.2	-0.7	-0.7
As Adjusted	12.0	-0.8	-9.1	-15.6	-17.3	-18.3

Protiviti
As Reported	2.0	0.8	4.6	-1.2	-6.0	-7.1
Billing Days Impact	0.2	0.8	-1.5	0.2	1.8	0.2
Currency Impact	2.6	2.4	1.3	0.0	-0.7	-0.6
As Adjusted	4.8	4.0	4.4	-1.0	-4.9	-7.5

Total
As Reported	7.1	-2.4	-5.4	-12.0	-14.7	-14.7
Billing Days Impact	0.2	0.8	-1.4	0.2	1.6	0.1
Currency Impact	2.6	2.2	1.2	0.1	-0.7	-0.6
As Adjusted	9.9	0.6	-5.6	-11.7	-13.8	-15.2

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Contract talent solutions
As Reported	11.3	-3.4	-8.6	-16.0	-20.7	-20.5
Billing Days Impact	0.0	0.5	-1.3	0.1	1.5	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	11.3	-2.9	-9.9	-15.9	-19.2	-20.3

Permanent placement talent solutions
As Reported	22.4	1.4	-16.9	-26.2	-26.9	-22.6
Billing Days Impact	0.0	0.5	-1.2	0.1	1.4	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	22.4	1.9	-18.1	-26.1	-25.5	-22.5

Total talent solutions
As Reported	12.6	-2.9	-9.7	-17.4	-21.5	-20.7
Billing Days Impact	0.0	0.5	-1.3	0.2	1.5	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	12.6	-2.4	-11.0	-17.2	-20.0	-20.6

Protiviti
As Reported	4.1	3.6	7.5	-2.4	-7.4	-7.3
Billing Days Impact	0.0	0.5	-1.6	0.1	1.8	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	4.1	4.1	5.9	-2.3	-5.6	-7.2

Total
As Reported	10.0	-1.1	-5.2	-13.3	-17.5	-16.8
Billing Days Impact	0.0	0.5	-1.4	0.1	1.6	0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	10.0	-0.6	-6.6	-13.2	-15.9	-16.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Contract talent solutions
As Reported	-3.2	-6.3	-4.7	-7.6	-3.1	-4.4
Billing Days Impact	0.5	2.1	-1.7	0.6	1.8	0.1
Currency Impact	11.4	9.5	5.2	0.8	-3.6	-3.2
As Adjusted	8.7	5.3	-1.2	-6.2	-4.9	-7.5

Permanent placement talent solutions
As Reported	2.9	-7.5	-14.0	-23.4	-13.0	-20.6
Billing Days Impact	0.6	2.2	-1.6	0.5	1.6	0.1
Currency Impact	11.9	9.6	5.1	1.0	-2.8	-2.3
As Adjusted	15.4	4.3	-10.5	-21.9	-14.2	-22.8

Total talent solutions
As Reported	-2.2	-6.5	-6.4	-10.6	-4.8	-7.2
Billing Days Impact	0.5	2.2	-1.7	0.6	1.7	0.2
Currency Impact	11.5	9.5	5.2	0.8	-3.5	-3.1
As Adjusted	9.8	5.2	-2.9	-9.2	-6.6	-10.1

Protiviti
As Reported	-6.3	-9.2	-5.7	3.3	0.3	-6.1
Billing Days Impact	0.5	2.1	-1.7	0.7	1.8	0.2
Currency Impact	13.1	10.8	5.9	0.2	-3.6	-3.0
As Adjusted	7.3	3.7	-1.5	4.2	-1.5	-8.9

Total
As Reported	-3.3	-7.3	-6.2	-7.0	-3.5	-6.9
Billing Days Impact	0.5	2.2	-1.7	0.5	1.7	0.1
Currency Impact	11.9	9.9	5.4	0.7	-3.5	-3.0
As Adjusted	9.1	4.8	-2.5	-5.8	-5.3	-9.8